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                                                      EXHIBIT 10.2.6 AND 10.16.4

                            HERITAGE OPERATING, L.P.

                           FOURTH AMENDMENT AGREEMENT

         Re:   Note Purchase Agreement dated as of June 25, 1996
              Note Purchase Agreement dated as of November 19, 1997

                                                                     Dated as of
                                                                 August 10, 2000

To each of the Holders named
   in Schedule 1 to this Fourth
   Amendment Agreement

Ladies and Gentlemen:

         Reference is made to

                  (i) the Note Purchase Agreement dated as of June 25, 1996 (the "Original 1996 Agreement"), among Heritage Operating, L.P., a Delaware limited partnership (the "Company") and the Purchasers named in the Purchaser Schedule attached thereto, as amended by a letter agreement (the "Letter Agreement") dated July 25, 1996, a First Amendment Agreement (the "First Amendment Agreement") dated as of October 15, 1998, a Second Amendment Agreement (the "Second Amendment Agreement") dated as of September 1, 1999 and a Third Amendment Agreement (the "Third Amendment Agreement" dated as of May 31, 2000 (said Original 1996 Agreement, as amended by the Letter Agreement, the First Amendment Agreement, the Second Amendment Agreement and the Third Amendment Agreement, being hereinafter referred to as the "Outstanding 1996 Agreement") under and pursuant to which the Company issued, and there are presently outstanding, $120,000,000 aggregate principal amount of its 8.55% Senior Secured Notes due 2011 (the "1996 Notes"); and

                  (ii) the Note Purchase Agreement dated as of November 19, 1997 (the "Original 1997 Agreement"), among the Company and the Purchasers named in the Initial Purchaser Schedule attached thereto, as amended by the First Amendment Agreement dated as of October 15, 1998, a Second Amendment Agreement (the "Second Amendment Agreement") dated as of September 1, 1999 and a Third Amendment Agreement (the "Third Amendment Agreement" dated as of May 31, 2000 (said Original 1997 Agreement, as so amended by the First Amendment Agreement, the Second Amendment Agreement and the Third Amendment Agreement, being hereinafter referred to as the "Amended Original 1997 Agreement"), under and pursuant to which the Company issued, and there are presently outstanding, $12,000,000 aggregate principal amount of its 7.17% Series A Senior Secured Notes due November 19, 2009 (the "Series A Notes") and $20,000,000 aggregate principal amount of its 7.26% Series B Senior Secured Notes due November 19, 2012 (the "Series B Notes"), as supplemented by the

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         First Supplemental Note Purchase Agreement dated as of March 13, 1998
         (the "First Supplemental Agreement") among the Company and the Purchasers named in the Supplemental Purchaser Schedule attached thereto, under and pursuant to which (a) the Company issued $5,000,000 aggregate principal amount of its 6.50% Series C Senior Secured Notes due March 13, 2007 (the "Series C Notes"), $4,285,714.29 of which are presently outstanding, and (b) the Company issued, and there are presently outstanding, (x) $5,000,000 aggregate principal amount of its 6.59% Series D Senior Secured Notes due March 13, 2010 (the "Series D Notes") and (y) $5,000,000 aggregate principal amount to its 6.67% Series E Senior Secured Notes due March 13, 2013 (the "Series E Notes").

         The Amended Original 1997 Agreement as supplemented by the First Supplemental Agreement is hereinafter sometimes referred to as the "Outstanding 1997 Agreement." The Outstanding 1996 Agreement and the Outstanding 1997 Agreement are hereinafter sometimes collectively referred to as the "Outstanding Agreements". The 1996 Notes, Series A Notes, Series B Notes, Series C Notes, Series D Notes and Series E Notes are hereinafter sometimes collectively referred to as the "Outstanding Notes." Capitalized terms used herein without definition shall have the respective meanings assigned to such terms in the Outstanding Agreements.

         The Company now desires to amend certain provisions of the Outstanding Agreements. You are the owner and holder of the Outstanding Notes set forth opposite your name on Schedule 1 hereto. The Company hereby requests that, from and after the satisfaction of each of the conditions to effectiveness set forth in Article IV below, said amendments shall be deemed to have been given and said Outstanding Agreements shall be amended in the respects, but only in the respects, hereinafter set forth.

                                    ARTICLE I
                      AMENDMENTS TO OUTSTANDING AGREEMENTS

         I-A. Section 4C(ii) of each of the Outstanding Agreements is hereby amended by deleting the reference to "clause (v)" and inserting in lieu thereof the reference to "clause (iv)".

         I-B. Section 4D(vi) of each of the Outstanding Agreements is hereby amended by deleting the phrase "clause (x) of".

         I-C. The lead-in paragraph of Section 5A of each of the Outstanding Agreements is hereby amended by deleting the phrase "in triplicate".

         I-D. Section 5A(ii) of each of the Outstanding Agreements is hereby deleted in its entirely and the following shall be substituted therefor:

         " (ii) as soon as practical and in any event within 95 days after the end of each fiscal year, consolidated statements of income and cash flows and a consolidated statement of partners' capital (or stockholders' equity, as applicable) of the Company and its Subsidiaries for such year, and consolidated balance sheets of


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         the Company and its Subsidiaries, as at the end of such year, setting forth in each case, in comparative form corresponding consolidated figures from the preceding annual audit, all in reasonable detail and reported on by Arthur Andersen LLP, or other independent public accountants of recognized national standing selected by the Company whose report shall be without limitation as to the scope of the audit (provided that such report shall not include with the scope of the audit the consolidating statements, if any, required by the final proviso of this clause (ii)); provided, however, that at any time when the Master Partnership shall be subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act delivery within the time period specified above of copies of the Annual Report on Form 10-K of the Master Partnership for such fiscal year prepared in compliance with the requirements therefor and filed with the Commission shall be deemed to satisfy the requirements of this clause (ii) if (x) the Consolidated Net Income of the Company and its Subsidiaries accounts for at least 95% of the net income of the Master Partnership for such fiscal year, and (y) all such statements required to be delivered pursuant to this clause (ii) with respect to the Company and its Subsidiaries are either included in such Form 10-K or delivered separately by the Company together with such Form 10-K; and, provided further, however, that at any time the Total Assets of the Company and its Subsidiaries account for less than 85% of the Total Assets of the Master Partnership for any fiscal year, then the statements and balance sheet required to be delivered with respect to the Company and its Subsidiaries in this clause (ii) for such fiscal year shall be both consolidated and consolidating, and such consolidating statements shall be certified by an authorized financial officer of the Company as presenting fairly, in all material respects, the information contained therein, in accordance with GAAP (except for the absence of footnotes); "

         I-E. Section 5A(xi) of each of the Outstanding Agreements is hereby amended by (x) deleting the phrase "; and" at the end of such subsection and (y) inserting the following phrase at the end of such subsection:

         "; provided, however, that for so long as the Security Agreement remains in full force and effect, delivery by the Company to the Collateral Agent of the report specified in Section 5.1(g) of the Security Agreement shall be deemed to satisfy the requirements of this clause (xi); and".

         I-F. Section 5 of each of the Outstanding Agreements is hereby amended by inserting the following section immediately after Section 5Q thereof:

                  "Section 5R. General Partner. At such time as U.S. Propane shall be substituted for Heritage as general partner of the Company,
         (i) no Default or Event of Default shall exist and be continuing before and after giving effect to such substitution, (ii) U.S. Propane shall assume in writing the obligations of Heritage under the Partnership Agreement, (iii) U.S. Propane shall not engage in any business or own any assets other than the ownership of general and/or limited partner interests in the Company and the Master Partnership and the ownership of interests in the General Partner and any


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         activities incidental thereto, including, without limitation, cash management services for Heritage, the Company and its Subsidiaries and inter-company loans made to Heritage, the Company and its Subsidiaries in the ordinary course of business and (iv) immediately after giving effect to such substitution, no Material Adverse Effect shall exist."

         I-G. Section 6B(ii) of each of the Outstanding Agreements is hereby amended by deleting the reference to "$35,000,000" and inserting in lieu thereof the following amount of "$50,000,000".

         I-H. Section 6B(iii) of each of the Outstanding Agreements is hereby amended by deleting the reference to "$3,000,000" and inserting in lieu thereof the following amount of "$10,000,000".

         I-I Section 6B(v) of each of the Outstanding Agreements is hereby amended by deleting the reference to "$1,000,000" and inserting in lieu thereof the following amount of "$3,000,000".

         I-J. Section 6B(viii) of each of the Outstanding Agreements is hereby deleted in its entirely and the following shall be substituted therefor:

                  "(viii) M-P Energy Partnership and M-P Oils, Ltd. may become and remain liable with respect to Indebtedness in an aggregate principal amount not to exceed $10,000,000, and the Company may become and remain liable with respect to Guarantees of such Indebtedness of M-P Energy Partnership or M-P Oils, Ltd. and of Indebtedness of Bi-State, Heritage Energy Resources L.L.C., or any other Subsidiaries of the Company, provided that the aggregate amount of all Guarantees permitted by this clause (viii) shall not exceed $10,000,000;"

         I-K. Section 6C(viii)(a)(x) of each of the Outstanding Agreements is hereby amended by deleting the phrase "of the character".

         I-L. Section 6C(xiii) of each of the Outstanding Agreements is hereby amended by deleting the reference to "$2,000,000" and inserting in lieu thereof the following amount of "$6,000,000".

         I-M. Section 6D(i) of each of the Outstanding Agreements is hereby amended by deleting the reference to "$5,000,000" and inserting in lieu thereof the following amount of "$15,000,000".

         I-N. Section 6E(i) of each of the Outstanding Agreements is hereby deleted in its entirety and the following shall be substituted therefor:

                  "(i) the Company or any of its Subsidiaries may make and own Investments (w) consisting of Units issued for purposes of making acquisitions, (x) arising out of loans and advances by the Company to any Wholly-Owned Subsidiary incurred in the ordinary course of the Company's business as


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         conducted through its Subsidiaries or to employees incurred in the ordinary course of business and consisting of advances to pay reimbursable expenditures, (y) arising out of extensions of trade credit or advances to third parties in the ordinary course of business and (z) acquired by reason of the exercise of customary creditors' rights upon default or pursuant to the bankruptcy, insolvency or reorganization of a debtor;"

         I-O. Section 6E(iii)(d)(1)(B) of each of the Outstanding Agreements is hereby amended by inserting the word "unsecured" immediately preceding the phrase "debt obligations of which".

         I-P. Clause (iii) of the proviso to Section 6E(v) of each of the Outstanding Agreements is hereby amended by deleting the phrase "exceed $3,000,000" and inserting in lieu thereof the following phrase "of determination exceed 2% of Consolidated Net Tangible Assets (provided that the aggregate amount of Investments permitted under this subclause (iii) shall not at any time exceed $12,500,000)".

         I-Q. Section 6G(i) of each of the Outstanding Agreements is hereby amended by inserting the phrase "and its Subsidiaries" immediately following the phrase "less than the Consolidated Net Worth of the Company" in clauses
(b)(I)(x) and (c)(III)(x) thereof.

         I-R. Subsections (a), (b), (c) and (d) of Section 6G(iii) of each of the Outstanding Agreements are hereby deleted in their entireties and the following shall be substituted therefor:

         "(a) immediately after giving effect to such proposed disposition no Default or Event of Default shall exist and be continuing, satisfaction of this requirement to be set forth in reasonable detail in an Officer's Certificate delivered to each holder of a Note at the time of such transaction in the case of any Asset Sale involving assets that generate Consolidated EBITDA and involve consideration of $2,500,000 or more;

         (b) such sale or other disposition is for cash consideration or for consideration consisting of not less than 75% cash and not more than 25% interest-bearing promissory notes; provided that the limitation described in this clause (b) shall not apply to any sale or other disposition generating less than $2,500,000 of Net Proceeds;

         (c) one of the following two conditions must be satisfied:

                  (I) (x) the aggregate Net Proceeds of all assets so disposed of (whether or not leased back) over the immediately preceding 12-month period does not exceed $5,000,000 and (y) the aggregate Net Proceeds of all assets so disposed of (whether or not leased back) from the date of issue of the initial Note under this Agreement through the date of such disposition does not exceed $20,000,000; or


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                  (II) in the event that such Net Proceeds (less the amount
                  thereof previously applied in accordance with clause (x) of this clause (c)(II)) exceeds the limitations determined pursuant to clauses (x) and (y) of clause (c)(I) of this
                  Section 6G (such excess amount being herein called "Excess Sale Proceeds"), the Company shall within 12 calendar months of the date on which such Net Proceeds exceeded any such limitation, cause an amount equal to such Excess Sale Proceeds to be applied (x) to the acquisition of assets in replacement of the assets so disposed of or of assets which may be productively used in the United States of America or Canada in the conduct of the Business, or (y) to the extent not applied pursuant to the immediately preceding clause (x), to offer to make prepayments on the Notes pursuant to Section 4C hereto and, allocated on the basis specified for such prepayments in the definition of Allocable Proceeds, to offer to repay other Parity Debt (other than Indebtedness under Section 6B(ii) or that by its terms does not permit such offer to be made); and

         (d) such sale or other proposed disposition shall be for fair value and in the best interests of the Company, satisfaction of this requirement to be certified in an Officer's Certificate delivered to the Noteholders in the case of any Asset Sale involving assets that generate Consolidated EBITDA and involve consideration of $2,500,000 or more."

         I-S. Section 6I(i)(b)(y) of each of the Outstanding Agreements is hereby amended by inserting the phrase "or a Wholly-Owned Subsidiary of the General Partner" immediately following the phrase "Capital Stock of which was purchased by the General Partner".

         I-T. Section 7A(iii) of each of the Outstanding Agreements is hereby amended by deleting the reference to "$2,000,000" and inserting in lieu thereof the following amount of "$5,000,000".

         I-U. Section 7A(xi) of each of the Outstanding Agreements is hereby amended by deleting the reference to "$2,000,000" and inserting in lieu thereof the following amount of "$5,000,000".

         I-V. Section 7A(xv) of each of the Outstanding Agreements is hereby amended by (x) deleting the phrase "on the Closing Date" and inserting in lieu thereof the phrase "from time to time and in accordance with Section 6H" and (y) inserting the phrase "or U.S. Propane" immediately following the phrase ", or
(b) Heritage".

         I-W. Section 8B of each of the Outstanding Agreements is hereby amended by inserting the phrase "(or, if applicable, U.S. Propane)" immediately following (i) the phrase "of the Company is Heritage" and (ii) the phrase "partners other than Heritage".


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         I-X. Section 8C of each of the Outstanding Agreements is hereby amended by inserting the phrase ", limited liability company" immediately following the phrase "in good standing as a foreign corporation".

         I-Y. Section 8N of each of the Outstanding Agreements is hereby amended by deleting the reference to "$2,000,000" and inserting in lieu thereof the following amount of "$5,000,000".

         I-AA. Subsections (ii), (iii), (iv) and (v) of Section 8O of each of the outstanding Agreements are hereby deleted in their entireties and the following shall be substituted therefor:

                  "(ii) (a) There is no Hazardous Substance present at any of the real property currently owned or leased by the Company, any of its Subsidiaries or Heritage except to the extent that such presence could not reasonably be expected to have a Material Adverse Effect, and (b) to the knowledge of the Company, any of its Subsidiaries or Heritage, there was no Hazardous Substance present at any of the real property formerly owned or leased by the Company, any of its Subsidiaries or Heritage during the period of ownership or leasing by the Company, any of its Subsidiaries or Heritage except to the extent that such presence could not be reasonably expected to have a Material Adverse Effect; and with respect to such real property and subject to the same knowledge and temporal qualifiers concerning Hazardous Substances with respect to formerly owned or leased real properties, there has not occurred (x) any release, or to the knowledge of the Company, any of its Subsidiaries or Heritage, threatened release of a Hazardous Substance, or (y) any discharge or, to the knowledge of the Company, any of its Subsidiaries or Heritage, threatened discharge of any Hazardous Substance into the ground, surface or navigable waters which discharge or threatened discharge violates any federal, state, local or foreign laws, rules or regulations concerning water pollution, except to the extent that such release or discharge could not reasonably be expected to have a Material Adverse Effect.

                  (iii) None of the Company, any of its Subsidiaries or Heritage has disposed of, transported, or arranged for the transportation or disposal of any Hazardous Substance where such disposal, transportation, or arrangement would give rise to liability pursuant to CERCLA or any analogous state statute other than any such liabilities that could not reasonably be expected to have a Material Adverse Effect.

                  (iv) As of the date hereof: (a) no Lien has been asserted by any Governmental Authority or person resulting from the use, spill, discharge, removal, or remediation of any Hazardous Substance with respect to any real property currently owned or leased by the Company, any of its Subsidiaries or Heritage, and (b) to the knowledge of the Company, any of its Subsidiaries or Heritage, no such Lien was asserted with respect to any of the real property formerly owned or leased by Heritage during the period of ownership or leasing of the real property by such Person.


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                  (v) (a) There are no underground storage tanks,
         asbestos-containing materials, polychlorinated biphenyls, or urea formaldehyde insulation at any of the real property currently owned or leased by the Company, any of its Subsidiaries or Heritage in violation of any Environmental Law, and (b) to the knowledge of the Company, any of its Subsidiaries or Heritage, there were no underground storage tanks, asbestos-containing materials, polychlorinated biphenyls, or urea formaldehyde insulation at any of the real property formerly owned or leased by Heritage in violation of any Environmental Law during the period of ownership or leasing of such real property by such Person."

         I-BB. The definition of "Reinvestment Yield" set forth in Section 10A of each of the Outstanding Agreements is hereby amended by deleting the phrase ""678" on the Telerate" and inserting in lieu thereof the phrase ""PX1" on the Bloomberg Financial Markets" in each place it shall occur.

         I-CC. Section 10B of each of the Outstanding Agreements is hereby amended by deleting the definitions of "Acquisition Facility," "Administrative Agent," "Bi-State," "Business," "Business Day," "Contracted Dollar," "Credit Agreement," "Current Management," "General Partner," "PUCHA" and "Revolving Working Capital Facility," contained therein and inserting in lieu thereof the following definitions in the appropriate alphabetical position:

                  ""Acquisition Facility" shall mean the acquisition revolving credit facility of the Company provided for in the Credit Agreement for the purpose of financing acquisitions and improvements and repairs in the aggregate principal amount not to exceed $50,000,000."

                  ""Administrative Agent" shall mean Bank of Oklahoma, National Association (as successor to The First National Bank of Boston), as administrative agent under the Credit Agreement, together with its successors as such Administrative Agent."

                  ""Bi-State" shall mean Bi-State Propane, a California limited partnership."

                  ""Business" shall mean the business of wholesale and retail sales, storage, transportation and distribution of propane gas, providing repair, installation and maintenance services for propane heating systems; the sale and distribution of propane-related supplies and equipment (including appliances); the generation, transportation, sale, distribution and marketing relating thereto of propane-powered fuel cells, or the power generated therefrom and equipment related thereto, and the marketing of natural gas to any then current propane user in such areas where the Company operates from time to time, provided, that, with respect to such marketing, the Company shall act only as a marketing agent for a natural gas utility and shall receive a fee or other compensation for such services provided."


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

                  ""Business Day" shall mean any day other than a Saturday, a Sunday or a day on which commercial banks in New York City and Tulsa, Oklahoma are required or authorized to be closed."

                  ""Contracted Dollar" shall mean the sum of: $50,000,000 (which is the aggregate principal amount permitted with respect to the Acquisition Facility and any Indebtedness incurred for any permitted purpose which replaces, extends, renews, refunds or refinances any such Indebtedness); and (b) $10,000,000 (which is the aggregate principal amount permitted with respect to Indebtedness owing to sellers in Asset Acquisitions (in addition to permitted Non-Compete Obligations))."

                  ""Credit Agreement" shall mean the First Amended and Restated Credit Agreement dated as of May 31, 1999 among the Company, the agents listed therein and the financial institutions which are or become parties from time to time thereto, evidencing the Acquisition Facility and the Revolving Working Capital Facility, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof and hereof."

                  ""Current Management" shall mean not less than any two of the following: James E. Bertelsmeyer, R. C. Mills, H. Michael Krimbill, Brad Atkinson or Larry Dagley, together with the heirs of, and trusts for the benefit of family members controlled by, any such executive manager."

                  "General Partner" shall mean Heritage (or, if applicable, U.S. Propane) in its capacity as general partner of the Company."

                  "PUHCA" shall have the meaning specified in Section 8T."

                  ""Revolving Working Capital Facility" shall mean the $50,000,000 revolving credit facility of the Company provided for in the Credit Agreement for working capital and other general partnership purposes not to exceed $50,000,000 aggregate principal amount at any time outstanding."

         I-BB. Section 10B of each of the Outstanding Agreements is hereby amended by inserting the definitions of "Contribution Agreement," "U.S. Propane" and "U.S. Propane Acquisition" in the appropriate alphabetical positions:

                  ""Contribution Agreement" shall mean the Contribution Agreement, dated June 15, 2000, by and among U.S. Propane, the Company and the Master Partnership, as in effect on August 10, 2000."

                  ""U.S. Propane" shall mean U.S. Propane L.P., a Delaware limited partnership."

                  ""U.S. Propane Acquisition" shall mean the acquisition by the Company of certain Subsidiaries of U.S. Propane in accordance with the Contribution Agreement and the other transactions contemplated thereby."


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         I-CC. Each of the Outstanding Agreements is hereby amended to add the form of Schedule 8W attached to this Fourth Amendment Agreement.

                                   ARTICLE II
                    AMENDMENTS TO OUTSTANDING 1996 AGREEMENT

         II-A. Section 8 of the Outstanding 1996 Agreement is hereby amended by inserting the following sections immediately after Section 8U thereof:

                  "Section 8V. Certain Representations of Company and General Partner. The representations and warranties of the Company and the General Partner contained in the Financing Documents (other than this Agreement) and those otherwise made in writing by or on behalf of the Company or the General Partner pursuant to such Financing Documents were true and correct when made and shall continue to be true and correct (unless stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct as of such earlier date).

                  Section 8W. Labor Matters. Except as set forth in Schedule 8W,
         (i) neither the Company nor any of its Subsidiaries is a party to any collective bargaining agreement or other contracts with a labor union or labor organization; and (ii) to the knowledge of the Company, there is no (1) unfair labor practice, labor dispute (other than routine individual grievances) or labor arbitration proceeding pending or threatened against the Company or its Subsidiaries, which, in the aggregate, could reasonably be expected to have a Material Adverse Effect, (2) activity or proceeding by a labor union or representative thereof to organize any employees of the Company or any of its Subsidiaries, (3) lockout, strike, slowdown, work stoppage or threat thereof by or with respect to any such employees or (4) material dispute, grievance or litigation relating to labor matters involving any employee. Each of the Company and its Subsidiaries is in compliance with all Applicable Laws regarding employment, employment practices, terms and conditions of employment and wages, except for such noncompliance which, in the aggregate, could not reasonably be expected to have a Material Adverse Effect."

                                   ARTICLE III
                    AMENDMENTS TO OUTSTANDING 1997 AGREEMENT

         III-A. Section 4C(iv) of the Outstanding 1997 Agreement is hereby amended by inserting the phrase "or 4C(ii)" immediately following the phrase "pursuant to Section 4C(i)".

         III-B. Subsection (x) of Section 4E of the Outstanding 1997 Agreement is hereby amended by deleting the phrase "Default nor an Event of Default" and inserting in lieu thereof the phrase "Default, an Event of Default nor a Debt Rating Event."


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         III-C. Subsection (y) of Section 4E of the Outstanding 1997 Agreement
is hereby amended by deleting the phrase "Default or an Event of Default" and inserting in lieu thereof the phrase "Default, an Event of Default or a Debt Rating Event."

         III-D. Section 5A(xi) of the Outstanding 1997 Agreement is hereby amended by deleting the reference to "3L" and inserting in lieu thereof the reference to "3K".

         III-E. Section 6C(viii) of the Outstanding 1997 Agreement is hereby amended to (x) insert the phrase "after June 25, 1996" immediately following the phrase "(viii) Liens created" and (y) to delete the phrase "after the Initial Closing Date" immediately following the phrase "constructed by the Company or any of its Subsidiaries".

         III-F. Section 8U of the Outstanding 1997 Agreement is hereby amended by inserting the phrase "except for the Amendment Agreement to the Intercreditor Agreement dated as of October 15, 1999," immediately following the phrase "to the best knowledge of the Company".

         III-G. Section 8V of the Outstanding 1997 Agreement is hereby amended by inserting the phrase "and shall continue to be true and correct (unless stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct as of such earlier date)" immediately following the phrase "were true and correct when made".

         III-H. Section 8 of the Outstanding 1997 Agreement is hereby amended by adding the following new Section 8W immediately following Section 8V thereof:

                  "Section 8W. Labor Matters. Except as set forth in Schedule 8W, (i) neither the Company nor any of its Subsidiaries is a party to any collective bargaining agreement or other contracts with a labor union or labor organization; and (ii) to the knowledge of the Company, there is no (1) unfair labor practice, labor dispute (other than routine individual grievances) or labor arbitration proceeding pending or threatened against the Company or its Subsidiaries, which, in the aggregate, could reasonably be expected to have a Material Adverse Effect, (2) activity or proceeding by a labor union or representative thereof to organize any employees of the Company or any of its Subsidiaries, (3) lockout, strike, slowdown, work stoppage or threat thereof by or with respect to any such employees or (4) material dispute, grievance or litigation relating to labor matters involving any employee. Each of the Company and its Subsidiaries is in compliance with all Applicable Laws regarding employment, employment practices, terms and conditions of employment and wages, except for such noncompliance which, in the aggregate, could not reasonably be expected to have a Material Adverse Effect."

         III-I. Section 10B of the Outstanding 1997 Agreement is hereby amended by inserting the definition of "Debt Rating Event" in the appropriate alphabetical position:

                  ""Debt Rating Event" shall mean, as of any date of determination, (i) that the Notes or the 1996 Senior Secured Notes are rated less than BBB- by Fitch, Inc. (or comparably if the rating system is changed), and (ii) in the event that Fitch, Inc. shall no longer rate the Notes or the 1996 Senior Secured Notes, that the Notes or the 1996 Senior Secured Notes are no longer rated "2" or better by the National Association of Insurance Commissioners (NAIC)."

         III-J. The Outstanding 1997 Agreement is hereby amended to delete the form of Schedule 6C attached thereto and insert in lieu thereof the form of
Schedule 6C attached to this Fourth Amendment.

                                   ARTICLE IV
                           CONDITIONS OF EFFECTIVENESS

         The effectiveness of this Fourth Amendment Agreement is subject to the satisfaction of the following conditions:

                  (a) the Required Holders under each of the Outstanding Agreements shall have consented to this Fourth Amendment Agreement as evidenced by their execution thereof; and

                  (b) the requisite percentage of lenders under the Credit Agreement (the "Lenders") shall have agreed to all amendments necessary to effect this Fourth Amendment Agreement and a copy thereof shall have been provided to the holders of the Outstanding Notes. In the event the Company agrees that the Lenders or holders of any of the Outstanding Notes shall be granted any additional or more restrictive financial or negative covenants or events of default than the financial or negative covenants or events of default that are imposed on the Company under the Outstanding Agreements, as amended hereby, the Company agrees that the holders of all other Outstanding Notes shall also be granted such more restrictive covenants or events of defaults; and

                  (c) materials reasonably satisfactory to the holders of the Outstanding Notes shall have been delivered evidencing that the Proposed Reorganization has become effective.

                                    ARTICLE V
                    REPRESENTATIONS, WARRANTIES AND COVENANTS

         In order to induce the holders of the Notes to enter into this Fourth Amendment Agreement, the Company represents and warrants that (a) no Default or Event of Default has occurred and is continuing; and (b) after giving effect to this Fourth Amendment Agreement, no Event of Default shall have occurred.

         The Company hereby agrees and covenants that within 10 Business Days following the date that this Fourth Amendment Agreement becomes effective (i) that it shall pay to each of the holders of the Outstanding Notes, an amendment fee in an amount equal to .15% of the aggregate principal amount of the Outstanding Notes held by such holder (the "Amendment Fee") and a Responsible Officer of the Company shall have certified to each such holder that the Lenders have received no amendment fees or other consideration greater than the Amendment Fee and (ii) to the extent the Company has received a satisfactory statement, that it shall pay all reasonable fees and expenses of counsel to the holders of the Outstanding Notes incurred in connection with this Fourth Amendment Agreement.

                                   ARTICLE VI
                                  MISCELLANEOUS

         VI-A. If the foregoing is acceptable to you, kindly note your acceptance in the space provided below and upon satisfaction of the conditions to effectiveness set forth in Article IV above.

         VI-B. This Fourth Amendment Agreement may be executed by the parties hereto individually, or in any combination of the parties hereto in several counterparts, all of which taken together shall constitute one and the same Fourth Amendment Agreement.

         VI-C. Except as amended hereby, all of the representations, warranties, provisions, covenants, terms and conditions of the Outstanding Agreements shall remain unaltered and in full force and effect and the Outstanding Agreements, as amended hereby, are in all respects agreed to, ratified and confirmed by the Company. The Company acknowledges and agrees that the granting of amendments herein shall not be construed as establishing a course of conduct on the part of the holders of the Outstanding Notes upon which the Company may rely at any time in the future.

         VI-D. Upon the effectiveness of this Fourth Amendment Agreement, each reference in each Outstanding Agreement and in other documents describing or referencing such Outstanding Agreement to "this Agreement," "hereunder," "hereof," "herein," or words of like import referring to such Outstanding Agreement, shall mean and be a referenced to such Outstanding Agreement as amended hereby.

                                Very truly yours,

                                HERITAGE OPERATING, L.P.

                                   By: Heritage Holdings, Inc., General Partner


                                   By:
                                       -----------------------------------------
                                   Its:
                                        ----------------------------------------

         The foregoing Fourth Amendment Agreement and the amendments referred to therein are hereby accepted and agree to as of August 10, 2000, and the undersigned hereby confirms that on August 10, 2000 it held the aggregate principal amount of Outstanding Notes of the Company set forth on Schedule 1 hereto and that on the date of execution hereof it continues to hold such Outstanding Notes.


JOHN HANCOCK LIFE INSURANCE COMPANY

By:
    --------------------------------
Its:
     -------------------------------


JOHN HANCOCK VARIABLE LIFE INSURANCE
COMPANY

By:
    --------------------------------
Its:
     -------------------------------


MELLON BANK, N.A., solely in its capacity as Trustee for the Long Term Investment Trust
(as directed by John Hancock Financial Services,
Inc.), and not in its individual capacity

By:
    --------------------------------
Its:
     -------------------------------


THE NORTHERN TRUST COMPANY, solely in
its capacity as Trustee of the Lucent Technologies Inc.
Master Pension Trust, and not in its individual capacity

By:  John Hancock Life Insurance Company,
     as Investment Manager

By:
    --------------------------------
Its:
     -------------------------------

         The foregoing Fourth Amendment Agreement and the amendments referred to therein are hereby accepted and agree to as of August 10, 2000, and the undersigned hereby confirms that on August 10, 2000 it held the aggregate principal amount of Outstanding Notes of the Company set forth on Schedule 1 hereto and that on the date of execution hereof it continues to hold such Outstanding Notes.

MASSACHUSETTS MUTUAL LIFE
INSURANCE COMPANY

By:
    --------------------------------
Its:
     -------------------------------

         The foregoing Fourth Amendment Agreement and the amendments referred to therein are hereby accepted and agree to as of August 10, 2000, and the undersigned hereby confirms that on August 10, 2000 it held the aggregate principal amount of Outstanding Notes of the Company set forth on Schedule 1 hereto and that on the date of execution hereof it continues to hold such Outstanding Notes.

PRINCIPAL LIFE INSURANCE COMPANY
(fka Principal Mutual Life Insurance Company)

By:  Principal Capital Management, LLC,
     its authorized signatory

By:
    --------------------------------
Its:
     -------------------------------


By:
    --------------------------------
Its:
     -------------------------------

         The foregoing Fourth Amendment Agreement and the amendments referred to therein are hereby accepted and agree to as of August 10, 2000, and the undersigned hereby confirms that on August 10, 2000 it held the aggregate principal amount of Outstanding Notes of the Company set forth on Schedule 1 hereto and that on the date of execution hereof it continues to hold such Outstanding Notes.

NEW YORK LIFE INSURANCE COMPANY

By:
    --------------------------------
Its:
     -------------------------------


NEW YORK LIFE INSURANCE AND
ANNUITY CORPORATION

By:  New York Life Insurance Company

By:
    --------------------------------
Its:
     -------------------------------

         The foregoing Fourth Amendment Agreement and the amendments referred to therein are hereby accepted and agree to as of August 10, 2000, and the undersigned hereby confirms that on August 10, 2000 it held the aggregate principal amount of Outstanding Notes of the Company set forth on Schedule 1 hereto and that on the date of execution hereof it continues to hold such Outstanding Notes.

TEACHERS INSURANCE AND ANNUITY
ASSOCIATION OF AMERICA

By:
    --------------------------------
Its:
     -------------------------------

         The foregoing Fourth Amendment Agreement and the amendments referred to therein are hereby accepted and agree to as of August 10, 2000, and the undersigned hereby confirms that on August 10, 2000 it held the aggregate principal amount of Outstanding Notes of the Company set forth on Schedule 1 hereto and that on the date of execution hereof it continues to hold such Outstanding Notes.

KEYPORT LIFE INSURANCE COMPANY

By:  Stein Roe & Farnham Incorporated, as Agent

By:
    -------------------------------------------
Its:
     ------------------------------------------

         The foregoing Fourth Amendment Agreement and the amendments referred to therein are hereby accepted and agree to as of August 10, 2000, and the undersigned hereby confirms that on August 10, 2000 it held the aggregate principal amount of Outstanding Notes of the Company set forth on Schedule 1 hereto and that on the date of execution hereof it continues to hold such Outstanding Notes.

J. ROMEO & CO.

By:
    --------------------------------
Its:
     -------------------------------

         The foregoing Fourth Amendment Agreement and the amendments referred to therein are hereby accepted and agree to as of August 10, 2000, and the undersigned hereby confirms that on August 10, 2000 it held the aggregate principal amount of Outstanding Notes of the Company set forth on Schedule 1 hereto and that on the date of execution hereof it continues to hold such Outstanding Notes.

PACIFIC LIFE INSURANCE COMPANY
(formerly Pacific Mutual Life Insurance Company)

By:
    --------------------------------
Its:
     -------------------------------


By:
    --------------------------------
Its:
     -------------------------------


PACIFIC LIFE INSURANCE COMPANY

By:
    --------------------------------
Its:
     -------------------------------


By:
    --------------------------------
Its:
     -------------------------------

         The foregoing Fourth Amendment Agreement and the amendments referred to therein are hereby accepted and agree to as of August 10, 2000, and the undersigned hereby confirms that on August 10, 2000 it held the aggregate principal amount of Outstanding Notes of the Company set forth on Schedule 1 hereto and that on the date of execution hereof it continues to hold such Outstanding Notes.

PHOENIX HOME LIFE MUTUAL INSURANCE
COMPANY

By:
    --------------------------------
Its:
     -------------------------------

         The foregoing Fourth Amendment Agreement and the amendments referred to therein are hereby accepted and agree to as of August 10, 2000, and the undersigned hereby confirms that on August 10, 2000 it held the aggregate principal amount of Outstanding Notes of the Company set forth on Schedule 1 hereto and that on the date of execution hereof it continues to hold such Outstanding Notes.

RELIASTAR LIFE INSURANCE COMPANY

By:
    --------------------------------
Its:
     -------------------------------

         The foregoing Fourth Amendment Agreement and the amendments referred to therein are hereby accepted and agree to as of August 10, 2000, and the undersigned hereby confirms that on August 10, 2000 it held the aggregate principal amount of Outstanding Notes of the Company set forth on Schedule 1 hereto and that on the date of execution hereof it continues to hold such Outstanding Notes.

PROTECTIVE LIFE INSURANCE COMPANY
(f/k/a Wisconsin National Life Insurance Company)

By:
    --------------------------------------------
Its:
     -------------------------------------------

         The foregoing Fourth Amendment Agreement and the amendments referred to therein are hereby accepted and agree to as of August 10, 2000, and the undersigned hereby confirms that on August 10, 2000 it held the aggregate principal amount of Outstanding Notes of the Company set forth on Schedule 1 hereto and that on the date of execution hereof it continues to hold such Outstanding Notes.

COLUMBIA UNIVERSAL LIFE INSURANCE
COMPANY

By:
    --------------------------------
Its:
     -------------------------------


By:
    --------------------------------
Its:
     -------------------------------

         The foregoing Fourth Amendment Agreement and the amendments referred to therein are hereby accepted and agree to as of August 10, 2000, and the undersigned hereby confirms that on August 10, 2000 it held the aggregate principal amount of Outstanding Notes of the Company set forth on Schedule 1 hereto and that on the date of execution hereof it continues to hold such Outstanding Notes.

ALLSTATE LIFE INSURANCE COMPANY

By:
    --------------------------------
Its:
     -------------------------------


By:
    --------------------------------
Its:
     -------------------------------

         The foregoing Fourth Amendment Agreement and the amendments referred to therein are hereby accepted and agree to as of August 10, 2000, and the undersigned hereby confirms that on August 10, 2000 it held the aggregate principal amount of Outstanding Notes of the Company set forth on Schedule 1 hereto and that on the date of execution hereof it continues to hold such Outstanding Notes.

JEFFERSON PILOT FINANCIAL INSURANCE
COMPANY
(fka Chubb Life Insurance Company of America)

By:
    ----------------------------------------
Its:
     ---------------------------------------

                                   SCHEDULE 1


                                                                                    PRINCIPAL AMOUNT AND
                                                                                    SERIES OF OUTSTANDING
                NAME OF HOLDER                                                        NOTES HELD AS OF
             OF OUTSTANDING NOTES                                                      AUGUST 10, 2000
             --------------------                                                 ------------------------
John Hancock Life Insurance Company                                                $13,000,000  1996 Notes

John Hancock Life Insurance Company                                                 $8,000,000  1996 Notes

John Hancock Variable Life Insurance Company                                        $1,000,000  1996 Notes

Mellon Bank, N.A., Trustee for the Long-Term                                          $960,000  1996 Notes
Investment Trust (as directed by John Hancock
   Life Insurance Company)

The Northern Trust Company, as Trustee                                              $2,040,000  1996 Notes
   of the Lucent Technologies, Inc. Master
   Pension Trust

Massachusetts Mutual Life Insurance Company                                       $15,000,0000  1996 Notes

Principal Life Insurance Company (f/k/a                                            $15,000,000  1996 Notes
   Principal Mutual Life Insurance Company)

New York Life Insurance Company                                                    $12,500,000  1996 Notes

Teachers Insurance and Annuity Association of America                              $12,500,000  1996 Notes

Keyport Life Insurance Company                                                    $10,000,0000  1996 Notes

J. Romeo & Co.                                                                     $3,500,0000  1996 Notes

J. Romeo & Co.                                                                     $4,000,0000  1996 Notes

Pacific Life Insurance Company (f/k/a Pacific                                       $5,500,000  1996 Notes
   Mutual Life Insurance Company)

Phoenix Home Life Mutual Insurance Company                                          $5,000,000  1996 Notes

ReliaStar Life Insurance Company                                                    $5,000,000  1996 Notes

Columbia Universal Life Insurance Company                                           $2,000,000  1996 Notes

Allstate Life Insurance Company                                                     $2,000,000  1996 Notes

Protective Life Insurance Company (f/k/a                                            $3,000,000  1996 Notes
   Wisconsin National Life Insurance Company)

Pacific Life Insurance Company                                                     $12,000,000  Series A Notes

Pacific Life Insurance Company                                                      $8,000,000  Series B Notes

New York Life Insurance Company                                                     $5,000,000  Series B Notes

New York Life Insurance and                                                         $7,000,000  Series B Notes
   Annuity Corporation

Allstate Life Insurance Company                                                     $4,285,714.29  Series C Notes

Chubb Life Insurance Company                                                        $5,000,000  Series D Notes
   of America

J. Romeo & Co.                                                                      $5,000,000  Series E Notes

                                   SCHEDULE 6C

                                      LIENS

                                      None.

                                   SCHEDULE 8W

                                  LABOR MATTERS

1. Collective Bargaining Agreement between PNG Propane Company and Green's Fuel Company, Divisions of Piedmont Natural Gas Company, Inc. and Local 1902, International Brotherhood of Electrical Workers.

2. Labor Agreement between Peoples Gas and International Brotherhood of Electrical Workers, Local 2072, of Miami, Lakeland, Daytona Beach and Eustis, Florida.

Upon consummation of the U.S. Propane Acquisition, the Company believes that neither it nor Subsidiaries will be subject to the above referenced Agreements.